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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated January 24, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-46454.

/s/ Arthur Andersen LLP

Salt Lake City, Utah
March 21, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS